Exhibit 16


                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                POWER OF ATTORNEY -- N-14 REGISTRATION STATEMENT

            KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Kathryn L. Stanton, Michael J. Radmer, and Donna Rafa, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-14 of First American Investment Funds, Inc. ("FAIF"), relating to the combination of each of The Americas Income Trust Inc. and Highlander Income Fund Inc., with and into FAIF's Strategic Income Fund, respectively, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.


       Signature                         Title                  Date
       ---------                         -----                  ----


/s/Robert J. Dayton                    Director          April    8   , 1998
-----------------------------                                  ------
Robert J. Dayton

/s/Roger A. Gibson                     Director          April   14   , 1998
-----------------------------                                  ------
Roger A. Gibson

/s/Andrew M. Hunter III                Director          April    8   , 1998
-----------------------------                                  ------
Andrew M. Hunter III

/s/Leonard W. Kedrowski                Director          April    8   , 1998
-----------------------------                                  ------
Leonard W. Kedrowski

                                       Director          April        , 1998
-----------------------------                                  ------
Robert L. Spies

/s/Joseph D. Strauss                   Director          April    8   , 1998
-----------------------------                                  ------
Joseph D. Strauss

/s/Virginia L. Stringer                Director          April    8   , 1998
-----------------------------                                  ------
Virginia L. Stringer